FORUM FUNDS

                              INVESTORS EQUITY FUND

                        Supplement Dated June 6, 2000 to
                        Prospectus Dated October 1, 1999

        On May 15, 2000, the Board of Trustees of Forum Funds (the "Trust") voted to replace H.M. Payson & Co. ("Payson") the current adviser for Investors Equity Fund (the "Fund") with Peoples Heritage Bank ("Peoples"), the Fund's current sub-adviser. The Trust has distributed a proxy statement soliciting
shareholder   approval  of  a  new  investment   advisory  agreement  (the  "New
Agreement") between the Trust and Peoples. The New Agreement will have substantially the same terms as the current agreement with Payson. In addition, advisory fees under the New Agreement will be the same as under the current agreement with Payson. A Special Meeting of Shareholders of the Fund will be held on July 6, 2000 to vote on the New Agreement. If the Fund's shareholders approve the New Agreement, Peoples will replace Payson as the investment adviser to the Fund as of the close of business on July 6, 2000.

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